Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of AMP Holding Inc. (the "Company") on Form 10-Q / A for the period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Calme, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20 , 2013	/s/ Richard J. Calme
Richard J. Calme,
Director of Finance (Principal Accounting Officer)
Date: August 20 , 2013	/s/ Julio C. Rodriguez
Julio C. Rodriguez,
Chief Financial Officer (Principal Financial Officer)